                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          November 10, 1997
                                                          -----------------

                                FIRST USA BANK
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



        Delaware                      33-99362                 76-0039224
      ------------                  ------------             -------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
   of incorporation or                                    Identification Number)
     organization)


201 North Walnut Street, Wilmington, Delaware                           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                  302/594-4117
-------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

     Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of October 1 through October 31, 1997 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.



           Original Principal      Original Principal         Pooling and
                Amount                  Amount            Servicing Supplement                        Interest      Principal
Series         (Class A)               (Class B)                 Date              Interest Type       Payment       Payment
-----------------------------------------------------------------------------------------------------------------------------
1993-1        500,000,000                        -         May 1, 1993               Floating            yes           yes
1993-3        750,000,000                        -         October 1, 1993           Floating            yes            no
1994-4        726,450,000               56,550,000         June 1, 1994              Floating            yes            no
1994-6        750,000,000               58,380,000         July 30, 1994             Floating            yes            no
1994-7        750,000,000               58,735,000         November 8, 1994          Floating            yes            no
1994-8        500,000,000               39,157,000         November 8, 1994          Floating             *             no
1995-1      1,000,000,000               78,300,000         March 1, 1995             Floating            yes            no
1995-2        660,000,000               51,700,000         March 1, 1995             Floating            yes            no
1995-3        830,000,000               65,000,000         May 16, 1995              Floating            yes            no
1995-4        750,000,000               67,770,000         September 14, 1995        Floating            yes            no
1995-5        500,000,000               45,180,000         September 14, 1995        Floating            yes            no
1995-6      1,245,000,000              112,500,000         December 7, 1995          Floating            yes            no
1996-1        750,000,000               67,770,000         March 6, 1996             Floating            yes            no
1996-2        600,000,000               54,300,000         June 4, 1996              Floating            yes            no
1996-4        500,000,000               45,180,000         August 6, 1996            Floating            yes            no
1996-6        862,650,000               78,000,000         November 13, 1996         Floating            yes            no
1996-8        400,000,000               36,200,000         December 11, 1996         Floating            yes            no
1997-1        750,000,000               67,770,000         February 4, 1997          Floating            yes            no
1997-2        500,000,000               45,180,000         May 8, 1997               Floating            yes            no
1997-3        500,000,000               45,180,000         June 10, 1997             Floating            yes            no
1997-4        500,000,000               45,180,000         June 10, 1997             Floating            yes            no
1997-5        650,000,000               58,735,000         August 7, 1997            Floating            yes            no
1997-6      1,300,000,000              117,470,000         September 9, 1997          Fixed              yes            no
1997-7        500,000,000               45,180,000         September 9, 1997         Floating            yes            no
1997-8        780,000,000               70,482,000         September 23, 1997        Floating            yes            no
1997-9        500,000,000               45,180,000         October 9, 1997           Floating            yes            no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August, and November Payment Dates.

     The 1993-1 Certificates, 1993-3 Certificates, 1994-4 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, and 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, and 1997-9 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07,
99.08, 99.09, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17, 99.18,
99.19, 99.20, 99.21, 99.22, 99.23, 99.24, 99.25, and 99.26 to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST USA BANK
                                       As Servicer



                                       By: /s/ Tracie H. Klein
                                          ------------------------------
                                               Tracie H. Klein
                                               Vice President



Date:  November 25, 1997
       -----------------